Exhibit 99.1

                            Joint Filer Information

Date of Event Requiring
  Statement:                      May 18, 2007

Issuer Name and Ticker
  or Trading Symbol:              Celanese Corporation (CE)

Designated Filer:                 Blackstone LR Associates (Cayman) IV Ltd.

Other Joint Filers:               Blackstone Capital Partners (Cayman) Ltd. 1,
                                  Blackstone Capital Partners (Cayman) Ltd. 2,
                                  Blackstone Capital Partners (Cayman) Ltd. 3,
                                  Peter G. Peterson, Stephen A. Schwarzman

Addresses:                        The principal business address of
                                  each of the Joint Filers above is
                                  c/o The Blackstone Group,
                                  345 Park Avenue, New York, New York 10154

Signatures:                       Blackstone Capital Partners (Cayman) Ltd. 1

                                       By:  /s/ Robert L. Friedman
                                            -------------------------
                                            Name:  Robert L. Friedman
                                            Title: Director

                                  Blackstone Capital Partners (Cayman) Ltd. 2

                                      By:  /s/ Robert L. Friedman
                                           -------------------------
                                           Name:  Robert L. Friedman
                                           Title: Director

                                  Blackstone Capital Partners (Cayman) Ltd. 3

                                      By:  /s/ Robert L. Friedman
                                           -------------------------
                                           Name:  Robert L. Friedman
                                           Title:    Director

                                  By:  /s/ Peter G. Peterson
                                       -------------------------
                                       Peter G. Peterson

                                  By:  /s/ Stephen A. Schwarzman
                                       -------------------------
                                       Stephen A. Schwarzman